EU1/ 500902658.16 Page 1 November 21, 2022 Re: Binding Term Sheet This Term Sheet memorializes the principal terms upon which the undersigned investor (the “Investor”) intends to purchase secured convertible promissory notes (the “Notes”) and warrants to purchase common shares (“Warrants”) of Wejo Group Limited (the “Company”) in the offering described below (the “Offering”). This Term Sheet is intended to be and constitutes a legally binding obligation to negotiate on the part of the Company and the Investor and use good faith efforts to complete the Offering described herein, subject in each case to the conditions set forth below. SECURED CONVERTIBLE NOTE AND WARRANT FINANCING SUMMARY OF PRINCIPAL TERMS Issue: Secured Convertible Promissory Notes (the “Note”) and Warrants (the “Warrant”) US Securities Exemption: Private placement pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder Principal Amount: $10,000,000 Note OID: The Notes will carry an original issue discount equal to 5% of the initial principal amount of the Notes. Closing Date: Upon the satisfaction of conditions to closing, including without limitation, those set forth below, execution of a Securities Purchase Agreement among the Company and the Investor, as well as issuance of the Note. The Company and the Investor shall use commercially reasonable efforts to execute the definitive securities purchase agreement no later than December 8, 2022. Seniority: The Notes will be subordinated to the Company’s Fixed Rate Secured Loan Notes due 2024 (the “Senior Debt”). The Investor will work in good faith to negotiate a subordination agreement to that effect with the holders of the Senior Debt. Security: Second lien on certain of the Company’s intellectual property and material contracts, such collateral will be identical to the collateral under the Senior Debt as of the date of this Term Sheet, in addition to a lien on any unencumbered assets. Conditions to Closing: Standard conditions to closing, including without limitation, qualification of the Notes and Warrants under applicable blue-sky laws and satisfactory completion, in the Investor’s sole discretion, of due diligence (including legal, financial and reputational with respect to the Company), with the Investor using commercially reasonable efforts to complete the diligence on or prior to December 8, 2022. DocuSign Envelope ID: 83C60EBE-4AED-49E3-8B05-DC2590100F7B

EU1/ 500902658.16 Page 2 Use of Proceeds: The Company will use the proceeds of the Offering only to finance ordinary course of business expenditures of the Company and for no other purpose, including without limitation any dividends, distributions to stockholders, bonuses to directors or officers of the Company or repayment of any indebtedness of the Company; provided, that the Company may (a) make scheduled debt service payments in the ordinary course consistent with past practice with respect to indebtedness of the Company outstanding as of the date hereof or otherwise senior in payment terms to the Notes and (b) repay other convertible notes issued on substantially similar terms to the Notes on or about the date of the Notes, provided that the Notes are repaid in accordance with the terms hereof and at the same time as such other convertible notes. Reference Price: The Nasdaq Minimum Price (as defined in Nasdaq Rule 5635(d)) at the date of closing multiplied by 1.06667, which number will be adjusted as appropriate in accordance with applicable Nasdaq rules. Other Investments: In the event that the Company raises debt financing that has a first priority lien on any of the Company’s assets, the Company will first use that capital to prepay the principal and accrued interest on the Note held by the Investor at a price in cash of 120% of the then-outstanding principal amount plus all accrued and unpaid interest. Maturity Date: 12 months, which will be automatically extended by 24 months upon criteria to be mutually agreed by the Company and the Investor (to 36 months total) (such extended maturity date, the “Extended Maturity Date”). Interest Payment: 5% per annum, which shall accrue and shall be payable in cash semi-annually. Upon the occurrence and during the continuance of an event of default, the Note will bear interest at a default rate of interest of 9% per annum. Principal Payment: The principal shall be repaid in cash at maturity; provided, that in the event that the maturity date of a Note is extended as set forth above, the principal under the Note shall be payable in cash in 24 equal monthly installments beginning 24 months prior to the Extended Maturity Date and ending on the Extended Maturity Date. Investor Optional Conversion: At any Investor’s option at any time prior to the applicable maturity date, the Investor may require the Company to convert its Note, in whole or in part, into the Company’s common shares at a conversion price equal to the Reference Price. Investor Optional Redemption: At any Investor’s option at any time during the 20-business day period following the 1-month anniversary of the extension of the maturity date to the Extended Maturity Date, the noteholder may require the Company to redeem all or any part of its outstanding Note, in whole or in part, at a price in cash of 120% of the then- outstanding principal amount plus all accrued and unpaid interest. Events of Default: Customary events of default. DocuSign Envelope ID: 83C60EBE-4AED-49E3-8B05-DC2590100F7B

EU1/ 500902658.16 Page 3 Warrants: The Investor shall receive three-year Warrants to purchase the Company’s common shares in an amount equal to 10% of the Investor’s total amount invested divided by the volume weighted average price of the Company’s common shares on the Nasdaq Global Market for the ten-day period ending on the trading day immediately prior to the closing date. The Warrants shall provide for cashless exercise and have an exercise price equal to the Nasdaq Minimum Price (as defined in Nasdaq Rule 5635(d)) at the date of closing. The Warrant exercise price shall be adjusted for share splits, share combinations and similar changes to the Company’s common shares. 19.9% Blocker: The Notes and Warrants shall contain a 19.9% blocker prohibiting the Company from issuing its common shares to a holder of a Note or Warrant such that the individual holder and its affiliates would hold more than 19.99% of the outstanding common shares of the Company. Any amounts due that are to be paid in the Company’s common shares under the Notes due to the blocker shall be repaid in cash by the Company on the conversion date. 19.9% Limitation: Notwithstanding the foregoing, in no event shall the aggregate number of the Company’s common shares issued to the Investor or its affiliates in the aggregate pursuant to the securities purchase agreement, Notes and Warrants exceed 19.9% of the Company’s outstanding shares on the date of the note purchase agreement. In the event such limit is reached, no additional shares of the Company’s common stock shall be issued pursuant to the securities purchase agreement, Notes or Warrants. Registration Rights: The Company will be required to (i) file a resale registration statement with the Securities and Exchange Commission (the “SEC”) to register for resale the Common Shares issuable upon conversion of the Notes and the exercise of the Warrants as soon as practicable but in no event later than the later of (a) 30 days after the Note issuance date or (b) the date of filing by the Company with the SEC of the financial statements required to be included in the registration statement and (ii) use its commercially reasonable efforts to cause each the registration statement to be declared effective as soon as practicable and in any event within 60 days of the filing thereof. Termination Fee: If the Company, on or prior to the extension of the maturity date as set forth above, receives a termination fee, expense reimbursement or other payment in connection with any acquisition proposed to be conducted by the Company, the Company shall promptly, and within two business days following its receipt of such payment, utilize such cash to redeem the Note held by the Investor with such payments going (a) first to accrued and unpaid interest and (b) then, to unpaid principal at a price of 120% of the amount of principal redeemed. DocuSign Envelope ID: 83C60EBE-4AED-49E3-8B05-DC2590100F7B

EU1/ 500902658.16 Page 4 Amendments: Any changes to the terms of the Notes or the Warrants are subject to the approval of the holders of (a) the majority of the outstanding principal amount of the Notes, in the case of the Notes, including the consent of the Investor in the event the Investor holds an outstanding Note, and (b) the majority of the outstanding common shares issuable upon exercise of the Warrants, in the case of the Warrants, including the consent of the Investor in the event the Investor holds an outstanding Warrant. This Term Sheet may be amended, modified or terminated and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the prior written approval of the Company and the Investor. Confidentiality: This Term Sheet is delivered with the understanding that neither it nor its substance shall be disclosed to any third person. Exceptions to this confidentiality agreement are those who are in a confidential relationship, such as legal counsel, other current shareholders, senior management and members of the Company’s board of directors or where disclosure is required by law. Without limiting the generality of the foregoing, the Company shall not, and shall cause its respective affiliates not to, make any public announcement, whether individually or jointly, in respect of this Term Sheet and the transactions contemplated herein, including the Notes, Warrants and terms thereof, without the prior written consent of the Investor, except as required by applicable Law or by the rules and regulations of any securities exchange or national market system upon which the securities of the Company are listed, in which case the Company shall provide a copy of such disclosure prior to publication with sufficient time for the Investor to review the nature of such requirements and to comment upon such disclosure prior to publication. Notwithstanding anything to the contrary, for the avoidance of doubt, each of the Company and the Investor shall be entitled to make any appropriate filings and disclosures required to be filed under the Securities Act or the Securities Exchange Act of 1934 (as amended) (including any report on Form 8-K and the filing of this Agreement, as intended, in relation thereof) or other applicable law announcing the signing of this Term Sheet and any other disclosures to be filed in connection therewith; provided that (i) in no case may the Company disclose the name or other identifying information of the Investor and (ii) the party making such disclosure shall provide a copy of such disclosure prior to filing with sufficient time for the other party to review the nature of such requirements and to comment upon such disclosure prior to filing. DocuSign Envelope ID: 83C60EBE-4AED-49E3-8B05-DC2590100F7B

EU1/ 500902658.16 Page 5 Most Favored Nations: The Company shall promptly provide the Investor with written notice and copies of any and all term sheets, definitive documents and all documentation relating thereto that it enters into with respect to the issuance of a promissory note and/or warrant to purchase common shares (the “Subsequent Securities”) prior to the later of (a) the date of the extension of the maturity date as set forth above and (b) April 30, 2023. In the event any Investor determines that any term(s) with respect to the issuance terms of the Subsequent Securities is preferable to any term(s) set forth in this Term Sheet or the Note or Warrant contemplated hereby, such Investor will notify the Company of such in writing. Upon the Company’s receipt of such written notice, this Term Sheet, the Note and/or Warrant, as applicable, shall be deemed amended with respect to such Investor to reflect such preferable term(s). Venue: The parties hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York located in the City of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Term Sheet. WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS TERM SHEET OR THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TERM SHEET, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. Delays or Omissions: No delay or omission to exercise any right, power or remedy accruing to any party under this Term Sheet, upon any breach or default of any other party under this Term Sheet, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Term Sheet, or any waiver on the part of any party of any provisions or conditions of this Term Sheet, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Term Sheet or by law or otherwise afforded to any party, shall be cumulative and not alternative. DocuSign Envelope ID: 83C60EBE-4AED-49E3-8B05-DC2590100F7B

EU1/ 500902658.16 Page 6 Assignment of Rights: The terms and conditions of this Term Sheet shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Term Sheet, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Term Sheet, except as expressly provided in this Term Sheet. Except in connection with an assignment by the Company by operation of law to the acquirer of the Company, the rights and obligations of the Company hereunder may not be assigned under any circumstances. Severability: The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. Governing Law: This Term Sheet shall be governed by the internal law of the State of New York. Counterparts: This Term Sheet may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. [remainder of page left blank intentionally – signature page follows] DocuSign Envelope ID: 83C60EBE-4AED-49E3-8B05-DC2590100F7B

EU1/ 500902658.16 [Signature Page to Term Sheet] In witness whereof, this Term Sheet has been executed by the parties below as of the date first set forth above. WEJO GROUP LIMITED By: Name: John Maxwell Title: Chief Financial Officer GENERAL MOTORS HOLDINGS LLC By: Name: John Stapleton Title: Vice President, Global Financial Strategy and FP&A DocuSign Envelope ID: 83C60EBE-4AED-49E3-8B05-DC2590100F7B